UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 1 - Election of Directors

On April 19, 2023, Wesbanco’s Annual Meeting of its Stockholders was held. The following directors were elected to the Board of Directors for a term of three years expiring at the Annual Stockholders' Meeting in 2026:

	For	Withheld	Non Votes
Todd F. Clossin	41,459,207	1,483,087	7,143,901
Michael J. Crawford	42,446,994	495,136	7,143,901
Abigail M. Feinknopf	41,370,779	1,570,718	7,143,901
Denise Knouse-Snyder	40,647,458	2,294,836	7,143,901
Jay T. McCamic	36,456,184	6,486,111	7,143,901
F. Eric Nelson, Jr.	41,367,707	1,574,587	7,143,901

Item 2 - Approval of an Advisory (Non-Binding) Vote on the Corporation’s Executive Compensation Paid to the Named Executive Officers

Wesbanco's stockholders also approved an advisory (non-binding) proposal on Wesbanco, Inc.'s executive compensation paid to Wesbanco's named executive officers. The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to approve Wesbanco, Inc.'s executive compensation	40,848,400	1,578,458	515,437	7,143,901

Item 3 - Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

Wesbanco's stockholders also approved an advisory (non-binding) vote on the frequency of future advisory votes on Wesbanco, Inc.'s executive compensation. The results of the vote were as follows:

	1 year	2 years	3 years	Abstain	Non Votes
Advisory vote to approve frequency of future advisory votes on Wesbanco, Inc.'s executive compensation	36,923,424	280,190	5,050,382	687,269	7,143,901

Item 4 - Advisory (Non-Binding) Vote Ratifying the Appointment of Independent Registered Public Accounting Firm

Wesbanco's stockholders also approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as Wesbanco's independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to ratify appointment of independent registered public accounting firm	48,583,174	1,386,808	116,214	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	April 20, 2023	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Executive Vice President and Chief Financial Officer